UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 28, 2008

 hi/fn, inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-24765	33-0732700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 University Avenue
Los Gatos, CA 95032
(Address of principal executive offices, including zip code)

(408) 399-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

 On July 29, 2008, hi/fn, inc. announced the hiring of Tom Flageollet as its Vice President of Field Operations for the Americas and Europe, Middle East, and Africa (EMEA) effective July 28, 2008, reporting directly to Hifn Chairman and CEO Albert E. Sisto.

 On July 29, 2008, hi/fn, inc. was advised of the resignation of Greg McNulty, Vice President of  Sales, Americas and EMEA effective July 28, 2008. Mr. McNulty advised the Company that he was resigning for personal reasons.

A copy of the press release dated July 29, 2008 is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit 99.1	Press Release issued by hi/fn, inc. dated July 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2008

hi/fn inc.

By: /s/ William R. Walker
William R. Walker
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release issued by hi/fn, inc. dated July 29, 2008